Exhibit 99.3
NOBLE CORPORATION (NOBLE-SWISS)
UNAUDITED PRO FORMA CONDENSED
COMBINED FINANCIAL STATEMENTS
     The following unaudited pro forma condensed combined financial statements and related notes give effect to the acquisition by Noble Corporation, a Swiss corporation (“Noble-Swiss”), of all of the issued and outstanding equity interests of FDR Holdings Limited, a Cayman Islands company (“Frontier”). On June 27, 2010, Noble-Swiss, Noble AM Merger Co, a Cayman Islands company and indirect wholly owned subsidiary of Noble-Swiss (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Agreement”) with Frontier, and certain of Frontier’s shareholders, pursuant to which Merger Sub would merge with and into Frontier, with Frontier surviving as an indirect wholly owned subsidiary of Noble-Swiss (the “Merger”) and a wholly owned subsidiary of Noble Corporation, a Cayman Islands company and wholly owned subsidiary of Noble-Swiss (“Noble-Cayman”). Completion of the Merger is subject to customary closing conditions. References to “Noble” refer to Noble-Swiss and its consolidated subsidiaries, including Noble-Cayman (except as it may relate specifically to Noble-Cayman).
     The following unaudited pro forma condensed combined financial information sets forth: (i) the historical financial information as of March 31, 2010 and for the three months then ended, as derived from the unaudited financial statements of Noble-Swiss, Noble-Cayman and Frontier, and the historical financial information for the year ended December 31, 2009, as derived from the audited financial statements of Noble-Swiss, Noble-Cayman and Frontier; and (ii) pro forma adjustments assuming the pending Merger and related transactions and financing were completed as of March 31, 2010 for purposes of the unaudited pro forma condensed combined balance sheet and as of January 1, 2009 for purposes of the unaudited pro forma condensed combined statements of operations.
     The unaudited pro forma combined financial information should be read in conjunction with, and are qualified in their entirety by, the notes thereto and with the historical annual and quarterly consolidated financial statements of Noble-Swiss, Noble-Cayman and Frontier, including the respective notes thereto. The unaudited pro forma condensed combined financial statements give effect to the Merger under the acquisition method of accounting. In the opinion of Noble-Swiss management, all significant adjustments necessary to reflect the effects of the Merger and related transactions and financing have been made. Those adjustments are preliminary and are based on certain estimates and currently available information. Such adjustments could change as additional information becomes available, as estimates are refined or as additional events occur. However, management does not expect any changes in the purchase price to be paid pursuant to the Merger Agreement or the allocation of such purchase price to be significant.
     The unaudited pro forma condensed combined financial statements are presented for comparative purposes only and are not necessarily indicative of what the actual combined financial position and results of operations of Noble-Swiss, Noble-Cayman and Frontier would have been as of and for the periods presented, nor does it purport to represent the future combined financial position or results of operations of Noble-Swiss, Noble-Cayman and Frontier.

Noble Corporation (Noble-Swiss)
Unaudited Pro Forma Condensed Combined Balance Sheet
As of March 31, 2010
(in thousands)

			Pro Forma		Pro Forma
	Noble	Frontier	Adjustments		Combined
Cash and cash equivalents	$847,710	$118,769	$(477,750	)(a)	$488,729
Accounts receivable	622,213	33,060	—		655,273
Other current assets	122,017	26,840	(14,677	)(b)	134,180

Property and equipment, net	6,864,922	2,046,532	314,977	(c)	9,226,431

Other assets	277,240	99,101	(47,038	)(b)	329,303

	$8,734,102	$2,324,302	$(224,488)		$10,833,916

Accounts payable and accrued liabilities	$482,227	$124,204	$(25,311	)(b)	$581,120
Current portion of long-term debt	—	78,750	(63,000	)(d)	15,750

Long-term debt	750,987	1,222,067	617,526	(d)	2,590,580
Deferred tax liability	299,787	124	—		299,911
Other liabilities	146,564	17,298	(13,136	)(b)	150,726

Shareholders equity	7,054,537	804,937	(819,937	)(e)	7,039,537

Non-controlling interests	—	76,922	79,370	(f)	156,292

	$8,734,102	$2,324,302	$(224,488)		$10,833,916

See Notes to Unaudited Pro Forma Condensed Combined Financial Statements

Noble Corporation (Noble-Swiss)
Unaudited Pro Forma Condensed Combined Statement of Operations
For the twelve months ended December 31, 2009
(in thousands)

			Pro Forma		Pro Forma
	Noble	Frontier	Adjustments		Combined
Operating revenues
Contract drilling services	$3,509,755	$323,534	$(12,583)	(g)	$3,820,706
Reimbursables	99,201	12,112	—		111,313
Labor contract drilling services	30,298	—	—		30,298
Other	1,530	—	—		1,530

	3,640,784	335,646	(12,583)		3,963,847

Operating expenses
Contract drilling services	1,006,764	137,595	—		1,144,359
Reimbursables	85,035	10,977	—		96,012
Labor contract drilling services	18,827	—	—		18,827
Depreciation & amortization	408,313	54,369	15,749	(g)	478,431
General & administrative	80,262	44,837	—		125,099
Loss on asset disposal/involuntary conversion, net	30,839	—	—		30,839

	1,630,040	247,778	15,749		1,893,567

Operating Income	2,010,744	87,868	(28,332)		2,070,280

Other income (expense)
Interest expense	(1,685)	(88,358)	77,625	(h)	(12,418)
Preferred dividends	—	(57,861)	57,861	(h)	—
Interest income and other, net	6,843	(304)	—		6,539

Income (loss) before income taxes	2,015,902	(58,655)	107,154		2,064,401
Income tax (provision)/benefit	(337,260)	(35,587)	(17,927)	(i)	(390,774)

Net income (loss)	1,678,642	(94,242)	89,227		1,673,627
Loss attributable to non-controlling interests	—	3,177	—		3,177

Net income (loss) to controlling interests	$1,678,642	$(91,065)	$89,227		$1,676,804

Earnings per share
Basic	$6.44				$6.43
Diluted	$6.42				$6.41

Weighted average shares outstanding
Basic	258,035				258,035
Diluted	258,891				258,891
See Notes to Unaudited Pro Forma Condensed Combined Financial Statements

Noble Corporation (Noble-Swiss)
Unaudited Pro Forma Condensed Combined Statement of Operations
For the three months ended March 31, 2010
(in thousands)

			Pro Forma		Pro Forma
	Noble	Frontier	Adjustments		Combined
Operating revenues
Contract drilling services	$808,646	$67,955	$(3,270	)(g)	$873,331
Reimbursables	24,233	2,544	—		26,777
Labor contract drilling services	7,761	—	—		7,761
Other	211	—	—		211

	840,851	70,499	(3,270)		908,080

Operating expenses
Contract drilling services	254,431	41,807	—		296,238
Reimbursables	19,743	2,260	—		22,003
Labor contract drilling services	5,888	—	—		5,888
Depreciation & amortization	115,857	17,845	3,937	(g)	137,639
General & administrative	21,971	13,827	—		35,798

	417,890	75,739	3,937		497,566

Operating Income	422,961	(5,240)	(7,207)		410,514

Other income (expense)
Interest expense	(465)	(27,361)	18,077	(h)	(9,749)
Preferred dividends	—	(15,764)	15,764	(h)	—
Interest income and other, net	3,626	(1,820)	—		1,806

Income (loss) before income taxes	426,122	(50,185)	26,634		402,571
Income tax (provision)/benefit	(55,396)	10,181	(3,462	)(i)	(48,677)

Net income (loss)	370,726	(40,004)	23,172		353,894
Loss attributable to non-controlling interests	—	2,823	—		2,823

Net income (loss) to controlling interests	$370,726	$(37,181)	$23,172		$356,717

Earnings per share
Basic	$1.44				$1.39
Diluted	$1.43				$1.38

Weighted average shares outstanding
Basic	255,122				255,122
Diluted	256,221				256,221
See Notes to Unaudited Pro Forma Condensed Combined Financial Statements

Noble Corporation (Noble-Cayman)
Unaudited Pro Forma Condensed Combined Balance Sheet
As of March 31, 2010
(in thousands)

			Pro Forma		Pro Forma
	Noble	Frontier	Adjustments		Combined
Cash and cash equivalents	$837,181	$118,769	$(477,750	)(a)	$478,200
Accounts receivable	622,213	33,060	—		655,273
Due from affiliate	296,196	—	—		296,196
Other current assets	120,348	26,840	(14,677	)(b)	132,511

Property and equipment, net	6,836,867	2,046,532	314,977	(c)	9,198,376

Other assets	277,239	99,101	(47,038	)(b)	329,302

	$8,990,044	$2,324,302	$(224,488)		$11,089,858

Accounts payable and accrued liabilities	$470,643	$124,204	$(25,311	)(b)	$569,536
Current portion of long-term debt	—	78,750	(63,000	)(d)	15,750

Long-term debt	750,987	1,222,067	617,526	(d)	2,590,580
Deferred tax liability	299,787	124	—		299,911
Other liabilities	146,564	17,298	(13,136	)(b)	150,726

Shareholders equity	7,322,063	804,937	(819,937	)(e)	7,307,063

Non-controlling interests	—	76,922	79,370	(f)	156,292

	$8,990,044	$2,324,302	$(224,488)		$11,089,858

See Notes to Unaudited Pro Forma Condensed Combined Financial Statements

Noble Corporation (Noble-Cayman)
Unaudited Pro Forma Condensed Combined Statement of Operations
For the twelve months ended December 31, 2009
(in thousands)

			Pro Forma		Pro Forma
	Noble	Frontier	Adjustments		Combined
Operating revenues
Contract drilling services	$3,509,755	$323,534	$(12,583	)(g)	$3,820,706
Reimbursables	99,201	12,112	—		111,313
Labor contract drilling services	30,298	—	—		30,298
Other	1,157	—	—		1,157

	3,640,411	335,646	(12,583)		3,963,474

Operating expenses
Contract drilling services	1,006,764	137,595	—		1,144,359
Reimbursables	85,035	10,977	—		96,012
Labor contract drilling services	18,827	—	—		18,827
Depreciation & amortization	408,313	54,369	15,749	(g)	478,431
General & administrative	58,543	44,837	—		103,380
Loss on asset disposal/involuntary conversion, net	30,839	—	—		30,839

	1,608,321	247,778	15,749		1,871,848

Operating Income	2,032,090	87,868	(28,332)		2,091,626

Other income (expense)
Interest expense	(1,685)	(88,358)	77,625	(h)	(12,418)
Preferred dividends	—	(57,861)	57,861	(h)	—
Interest income and other, net	6,810	(304)	—		6,506

Income (loss) before income taxes	2,037,215	(58,655)	107,154		2,085,714
Income tax (provision)/benefit	(336,834)	(35,587)	(17,927	)(i)	(390,348)

Net income (loss)	1,700,381	(94,242)	89,227		1,695,366
Loss attributable to non-controlling interests	—	3,177	—		3,177

Net income (loss) to controlling interests	$1,700,381	$(91,065)	$89,227		$1,698,543

See Notes to Unaudited Pro Forma Condensed Combined Financial Statements

Noble Corporation (Noble-Cayman)
Unaudited Pro Forma Condensed Combined Statement of Operations
For the three months ended March 31, 2010
(in thousands)

			Pro Forma		Pro Forma
	Noble	Frontier	Adjustments		Combined
Operating revenues
Contract drilling services	$808,646	$67,955	$(3,270	)(g)	$873,331
Reimbursables	24,233	2,544	—		26,777
Labor contract drilling services	7,761	—	—		7,761
Other	211	—	—		211

	840,851	70,499	(3,270)		908,080

Operating expenses
Contract drilling services	252,781	41,807	—		294,588
Reimbursables	19,743	2,260	—		22,003
Labor contract drilling services	5,888	—	—		5,888
Depreciation & amortization	115,664	17,845	3,937	(g)	137,446
General & administrative	15,888	13,827	—		29,715

	409,964	75,739	3,937		489,640

Operating Income	430,887	(5,240)	(7,207)		418,440

Other income (expense)
Interest expense	(465)	(27,361)	18,077	(h)	(9,749)
Preferred dividends	—	(15,764)	15,764	(h)	—
Interest income and other, net	3,607	(1,820)	—		1,787

Income (loss) before income taxes	434,029	(50,185)	26,634		410,478
Income tax (provision)/benefit	(55,396)	10,181	(3,462	)(i)	(48,677)

Net income (loss)	378,633	(40,004)	23,172		361,801
Loss attributable to non-controlling interests	—	2,823	—		2,823

Net income (loss) to controlling interests	$378,633	$(37,181)	$23,172		$364,624

See Notes to Unaudited Pro Forma Condensed Combined Financial Statements

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
1. Basis of Presentation
     The unaudited pro forma condensed combined consolidated financial statements were prepared in accordance with Securities and Exchange Commission Regulation S-X Article 11, using the acquisition method of accounting, and are based on the historical financial statements of Noble-Swiss, Noble-Cayman and Frontier after giving effect to the cash to be paid by Noble to consummate the Merger and related transactions and financing, as well as pro forma adjustments.
     Accounting Standards Codification (“ASC”) 805, Business Combinations, requires, among other things, that most assets acquired and liabilities assumed be recognized at their fair values, as determined in accordance with ASC 820, Fair Value Measurements, as of the acquisition date. In addition, ASC 805 establishes that the consideration transferred be measured at the closing date of the asset acquisition at the then-current market price, which may be different than the amount of consideration assumed in these unaudited pro forma condensed combined consolidated financial statements.
     ASC 820, as amended, defines the term “fair value” and sets forth the valuation requirements for any asset or liability measured at fair value, expands related disclosure requirements and specifies a hierarchy of valuation techniques based on the nature of the inputs used to develop the fair value measures. Fair value is defined in ASC 820, as amended, as “the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.” This is an exit price concept for the valuation of the asset or liability. In addition, market participants are assumed to be buyers and sellers in the principal (or the most advantageous) market for the asset or liability. Fair value measurements for an asset assume the highest and best use by these market participants. As a result of these standards, Noble-Swiss may be required to record assets which are not intended to be used or sold and/or to value assets at fair value measures that do not reflect Noble-Swiss’ intended use of those assets. Many of these fair value measurements can be highly subjective, and it is also possible that other professionals, applying reasonable judgment to the same facts and circumstances, could develop and support a range of alternative estimated amounts.
     Under the acquisition method of accounting, the assets acquired and liabilities assumed will be recorded as of the completion of the acquisition, primarily at their respective fair values and added to those of Noble-Swiss. Financial statements and reported results of operations of Noble-Swiss and Noble-Cayman issued after completion of the acquisition will reflect these values, but will not be retroactively restated to reflect the historical financial position or results of operations of Frontier.
     The unaudited pro forma condensed combined consolidated balance sheet is presented as if the Merger had occurred on March 31, 2010. The unaudited pro forma condensed combined consolidated statements of operations for the three months ended March 31, 2010 and the twelve months ended December 31, 2009 are presented as if the Merger had occurred on January 1, 2009.
     Under ASC 805, acquisition-related transaction costs (i.e., advisory, legal, valuation, other professional fees) and certain acquisition-related restructuring charges impacting the target company are expensed in the period in which the costs are incurred. Total advisory, legal, regulatory, and valuation costs incurred by Noble-Swiss are estimated to total approximately $15 million.
2. Accounting Policies
     The unaudited pro forma financial information has been compiled in a manner consistent with the accounting policies adopted by Noble-Swiss.

3. Purchase Price Allocation
     The total purchase price of $2.6 billion (including 100% of the long-term debt of two 50% owned joint ventures) was allocated to the net tangible and intangible assets acquired based on their estimated fair values as follows (in thousands):

Cash paid to, or on behalf of, Frontier and its equity holders	$1,703,000
Assumption of:
Accounts payable and other liabilites	103,179
Long-term debt	605,343
Non-controlling interests	156,292

Total purchase price	$2,567,814

Cash and cash equivalents	$118,769
Accounts receivable	33,060
Other assets	47,610
Property and Equipment	2,361,509

Total tangible assets acquired	2,560,948

Amortizable intangible assets
Value of in place contracts	6,866

Total assets acquired	$2,567,814

4. Pro Forma Adjustments
     The pro forma adjustments included in the unaudited pro forma condensed combined consolidated balance sheet and statements of operations are as follows:
     Description
(a)	Adjustments to cash include the following:
•	Net proceeds received from the issuance of long term debt totaling $1,240 million,

•	Cash paid to, or on behalf of, Frontier and its equity holders totaling $1,703 million, and

•	Estimated expenses for professional fees and other non-recurring transaction costs of $15 million associated with the Merger.
(b)	Adjustments/eliminations to Frontier balances related to:
•	Other current assets -
i.	Elimination of deferred financing costs of $8 million, and

ii.	Elimination of deferred mobilization and dry docking costs of $7 million.
•	Other assets -
i.	Elimination of deferred financing costs of $25 million,

ii.	Reduction in deferred tax assets of $20 million,

iii.	Elimination of deferred mobilization and dry docking costs of $18 million,

iv.	Additional deferred financing costs of $10 million for the issuance of long-term debt totaling $1,250 million, and

v.	Record the fair value of in-place contracts, as of the Merger date, totaling $7 million.
•	Accounts payable and accrued liabilities –
i.	Elimination of accrued interest of $9 million,

ii.	Elimination of deferred revenues of $15 million, and

iii.	Elimination of the fair value of derivatives to be canceled of $1 million.
•	Other liabilities –
i.	Elimination of deferred revenues of $13 million.

(c)	Adjustment to record Frontier assets acquired at estimated fair value.

(d)	Adjustments to long-term debt include the following:
•	Issuance of long-term debt in an aggregate principal amount of $1,250 million, and

•	Repayment of third-party debt of Frontier of $695 million, which includes $63 million in current portion of long-term debt as of March 31, 2010.
(e)	Elimination of Frontier’s historical equity balances. Immediately prior to the effective time of the Merger, certain shareholder related interests, including shareholder debt, mandatorily redeemable preferred shares and dividends payable, will be converted into Frontier equity. Also includes adjustment to beginning equity for estimated expenses for professional fees and other non-recurring transaction costs of $15 million associated with the Merger.

(f)	Represents fair value adjustments to holders of non-controlling interests in two joint ventures, each of which is currently constructing a Bully-class drillship. Estimates of fair value were based on the fair value of the rigs at acquisition.

(g)	Represents amortization of the fair value of in-place contracts over the life of the contracts, ranging from one to six years, and additional depreciation expense on the estimated fair value of Frontier assets at acquisition using an estimated average remaining useful life of 20 years.

(h)	Represents elimination of interest expense, net of capitalized interest, on debt repaid by Frontier in connection with the Merger and dividends on preferred shares. Also includes estimated interest expense, net of capitalized interest, of $10 million for the year ended December 31, 2009 and $9 million for the three months ended March 31, 2010, on new long-term unsecured borrowings of $1,250 million at an average interest rate of 6.5%.

(i)	Includes adjustment of income taxes for the items described in notes (g) and (h), above, using Noble’s average income tax rate for the period presented. Due to the multiple jurisdictions in which Noble-Cayman operates, the effective tax rate was used to calculate income taxes instead of the statutory rate in effect.
5. Unaudited Pro Forma Combined Earnings per Share
     The following table sets forth the computation of unaudited pro forma combined basic and diluted net income per share for Noble-Swiss.

	Pro Forma
	Earnings per Share
	Three Months	Twelve Months
	Ended	Ended
	March 31,	December 31,
	2010	2009
Allocation of net income
Basic
Unaudited pro forma combined net income	$356,717	$1,676,804
Earnings allocated to unvested share-based payment awards	(3,345)	(16,793)

Unaudited pro forma net income to common shareholders — basic	$353,372	$1,660,011

Diluted
Unaudited pro forma combined net income	$356,717	$1,676,804
Earnings allocated to unvested share-based payment awards	(3,330)	(16,740)

Unaudited pro forma net income to common shareholders — diluted	$353,387	$1,660,064

Weighted average shares outstanding — basic	255,122	258,035
Incremental shares issuable from assumed exercise of stock options	1,099	856

Weighted average shares outstanding — diluted	256,221	258,891

Weighted average unvested share-based payment awards	2,381	2,611

Unaudited pro forma combined earnings per share
Basic	$1.39	$6.43
Diluted	$1.38	$6.41